SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

Bristol-Myers Squibb Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
345 Park Avenue New York, NY 10154 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)      On March 8, 2017, Bristol-Myers Squibb Company (the “Company”) announced the appointment and departure of certain officers and directors as follows:

•
Thomas J. Lynch, Jr., M.D., will resign from the Board of Directors effective March 15, 2017 and will be appointed as Executive Vice President and Chief Scientific Officer effective March 16, 2017.  The size of the Board will be set at thirteen directors for the period between March 15, 2017 and May 2, 2017. As previously announced, at the 2017 annual meeting of stockholders, eleven directors will stand for election and the size of the Board will return to eleven directors.

•	Francis Cuss, Executive Vice President and Chief Scientific Officer, will retire from the Company after a three-month transition period.

Dr. Lynch, 56, has served as the Chairman and Chief Executive Officer of Massachusetts General Physicians Organization since July 2015. He has also served as a member of the Board of Directors of Massachusetts General Hospital since 2015.  From 2009 to 2015, he was the Director of Yale Cancer Center and the Richard and Jonathan Sackler Professor of Internal Medicine, Yale Cancer Center, Yale School of Medicine. He also served as the Physician-in-Chief of Smilow Cancer Hospital, Yale-New Haven. Prior to 2009, he served as Professor of Medicine at Harvard Medical School and Chief of Hematology/Oncology at Massachusetts General Hospital. Dr. Lynch is a member of the American Association for Cancer Research, the American Society of Clinical Oncology, and the International Association for the Study of Lung Cancer.

There are no arrangements or understandings between Dr. Lynch and any other persons pursuant to which he was selected as an officer.  As disclosed above, in 2015, Dr. Lynch became the Chairman and Chief Executive Officer of the Massachusetts General Physicians Organization (MGPO) and a member of the Board of Directors of Massachusetts General Hospital (MGH). The MGPO and MGH comprise the operating structure of the General Hospital Corporation, which is the largest part of the parent corporation, Partners HealthCare, a not-for-profit healthcare system. The company has made both business and charitable payments to MGH for many years, including for research studies and grants led by principal investigators affiliated with the hospital. The company paid MGH approximately $316,000 in 2016, which accounted for less than 0.01% of Partners HealthCare’s revenues for the fiscal year ended September 30, 2016.

(e)           In connection with his appointment as Executive Vice President and Chief Scientific Officer, Dr. Lynch will receive the following compensation effective March 16, 2017:

•	An annual base salary of $1,000,000;
•
Eligibility for an annual incentive payout under the Company’s Senior Executive Performance Incentive Plan or any successor annual bonus plan based on a target bonus opportunity of 120% of his base salary subject to the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•
Long-term incentive awards valued at $3,375,000 which will be granted 60% in the form of performance share units ($2,025,000) and 40% as market share units ($1,350,000).  The terms and conditions of the awards will be substantially similar to the Company’s standard form of award agreements under the Company’s 2012 Stock Award and Incentive Plan; and

•	Change-in-control and severance benefits in the event of involuntary termination without cause in the same form as provided to the current Named Executive Officers of the Company.

In addition, Dr. Lynch will receive a lump-sum cash payment of $1,400,000, to be paid in two equal installments, and a Restricted Stock Unit award valued at $1,400,000 that will vest at the rate of 25% on each of the first, second, third and fourth anniversaries of the grant date.

An Offer Letter from the Company to Dr. Lynch outlining this compensation arrangement was executed on March 3, 2017 and is attached to this report as Exhibit 10.1 and incorporated herein by reference.  A copy of the press release announcing these changes is also attached to this report as Exhibit 99.1 and incorporated herein by reference.

Statement on Cautionary Factors

This Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. These statements may be identified by the fact that they use words such as “anticipate”, “estimates”, “should”, “expect”, “guidance”, “project”, “intend”, “plan”, “believe” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions, the ultimate outcome of any litigation matter, our level of indebtedness and risks, disruption, costs and uncertainty caused by or related to the actions of stockholders. These factors also include the Company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the Company’s ability to retain patent exclusivity of certain products, and the impact and result of governmental investigations. There can be no guarantees with respect to pipeline products that future clinical studies will support the data described in this release, that the compounds will receive necessary regulatory approvals, or that they will prove to be commercially successful; nor are there guarantees that regulatory approvals will be sought, or sought within currently expected timeframes, or that contractual milestones will be achieved. For further details and a discussion of these and other risks and uncertainties, see the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter to Thomas J. Lynch, Jr., M.D.
99.1	Press release dated March 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

By:	/s/ Katherine R. Kelly
Name:	Katherine R. Kelly
Title:	Associate General Counsel and Corporate Secretary

Dated: March 8, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter to Thomas J. Lynch, Jr., M.D.
99.1	Press release dated March 8, 2017